     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999

                                                       REGISTRATION NO. 33-75280
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 5
                           TO REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                                ---------------
                      THE AMERICAN SEPARATE ACCOUNT NO. 3
                             (EXACT NAME OF TRUST)


                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)


                                ---------------
                                320 PARK AVENUE
                           NEW YORK, NEW YORK 10022
             (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)



                                ---------------
                            PATRICK A. BURNS, ESQ.
              SENIOR EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)



                                ---------------
                                   COPY TO:
                       W. RANDOLPH THOMPSON, OF COUNSEL
                             JONES & BLOUCH L.L.P.
                                 SUITE 405 WEST
                          1025 THOMAS JEFFERSON ST. NW
                             WASHINGTON, D.C. 20007


                                ---------------
  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.


               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
                   [ ] immediately upon filing pursuant to paragraph (b) of
                      Rule 485
                      [ ] on (date) pursuant to paragraph (b) of Rule 485
                      [X] 60 days after filing pursuant to paragraph (a) of Rule 485
                      [ ] on (date) pursuant to paragraph (a) of Rule 485


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET
                       (FILE NO. 33-75280, VUL POLICIES)
                      REGISTRATION STATEMENT ON FORM N-6)

 FORM N-8B-2
  ITEM NO.   CAPTION IN PROSPECTUS
------------ -----------------------------------------------------------------------------------------------------------
       1     Cover Page
       2     Cover Page; About American Life and Our Separate Account No. 3
       3     Not Applicable
       4     About American Life and Our Separate Account No. 3; Administrative Matters -- Distribution of the Policies
       5     About American Life and Our Separate Account No. 3
       6     About American Life and Our Separate Account No. 3
       7     Not applicable
       8     Not applicable
       9     Other Matters -- Legal Proceedings
      10     How to Purchase a Contract and Pay Premiums; Access to Your Account Balance; Federal Tax
             Considerations; Your Voting Rights for Meetings of the Underlying Funds; Fund and Other Changes We May
             Make
      11     Underlying Funds Invested in by Our Separate Account
      12     Cover Page; Underlying Funds Invested in by Our Separate Account
      13     Charges and Deductions You Will Pay; How to Purchase a Policy and Pay Premiums
      14     How to Purchase a Policy and Pay Premiums -- Policy Issue
      15     How to Purchase a Policy and Pay Premiums
      16     Your Account Balance in the Separate Account Funds
      17     Access to Your Account Balance; How to Contact Us and Give Us Instructions
      18     Not Applicable
      19     Administrative Matters -- Notices, Confirmation Statements and Reports to Policyowners
      20     Not Applicable
      21     Access to Your Account Balance -- Policy Loans
      22     Not Applicable
      23     Omitted
      24     Administrative Matters; Other Information
      25     About American Life and Our Separate Account No. 3
      26     Charges and Deductions You Will Pay
      27     About American Life and Our Separate Account No. 3
      28     Our Executive Officers and Directors
      29     About American Life and Our Separate Account No. 3 -- American Life
      30     Not Applicable
      31     Omitted
      32     Not Applicable
      33     Not Applicable
      34     Not Applicable
      35     Omitted
      36     Not Applicable
      37     No Applicable
      38     Administrative Matters -- Distribution of the Policies
      39     Administrative Matters -- Distribution of the Policies
      40     Not Applicable
      41     Omitted
      42     Not Applicable
      43     Not Applicable
      44     You Account Balance in the Separate Account Funds
      45     Not Applicable
      46     Your Account Balance in the Separate Account Funds; Access to Your Account Value; Our General Account
      47     Not Applicable
      48     Not Applicable
      49     Not Applicable
      50     About American Life and Our Separate Account No. 3 -- The Separate Account
      51     About American Life and Our Separate Account No. 3; How to Purchase a Policy and Pay Premiums;
             Insurance Benefits Upon Death of the Insured Person
      52     Funding and Other Changes We May Make
      53     Federal Tax Considerations
      54     Not Applicable
      55     Not Applicable
      56     Not Applicable
      57     Not Applicable
      58     Not Applicable
      59     Financial Statements of the Separate Account and American Life

  PROSPECTUS
    ----------------------------------------------------------------------------

                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY
                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022

                                    THROUGH
                      THE AMERICAN SEPARATE ACCOUNT NO. 3
    ----------------------------------------------------------------------------

  THE POLICIES - We offer variable universal life insurance policies (POLICIES), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

  In this Prospectus, a POLICYOWNER or YOU means a person to whom we have issued a Policy. You should note that the purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

  INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE - You may allocate your Account Balance to any of the Funds of The American Separate Account No. 3 (the SEPARATE ACCOUNT) or to our General Account. You may transfer all or any part of your Account Balance among the Funds and the Separate Account at any time, without charge.

  The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the UNDERLYING FUNDS), which will have varying investment returns and performance. The Underlying Funds currently are:

    o MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short-Term Bond Fund and Money Market Fund;


    o SCUDDER VARIABLE LIFE INVESTMENT FUND: Capital Growth Portfolio, Bond Portfolio and International Portfolio;

    o VARIABLE INSURANCE PRODUCTS FUNDS OF FIDELITY INVESTMENTS(R):
     Equity-Income Portfolio of the Variable Insurance Products Fund, and Contrafund Portfolio and Asset Manager Portfolio of the Variable Insurance Products Fund II;

     o CALVERT SOCIAL BALANCED PORTFOLIO of Calvert Variable Series, Inc.; and

    o AMERICAN CENTURY VP CAPITAL APPRECIATION FUND of American Century Variable Portfolios, Inc.

  WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT FUND. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

  We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "Our General Account".


  PROSPECTUSES - You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. Attached to this Prospectus are the prospectuses for the Underlying Funds. This Prospectus is not valid unless the prospectuses of the Underlying Funds are attached to it.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    ----------------------------------------------------------------------------

  DATED: MAY 1, 1999

                               TABLE OF CONTENTS





                                                                        PAGE
                                                                       -----
  INTRODUCTION AND SUMMARY ...........................................   1
  HOW TO PURCHASE A POLICY AND PAY PREMIUMS ..........................   5
   Policy Issue ......................................................   5
   Basic Death Benefit Plan ..........................................   5
   Supplemental Insurance Benefits ...................................   6
   Scheduled Premiums ................................................   6
   Unscheduled Premiums ..............................................   7
   Limitation on Premiums ............................................   7
   Allocation of Premiums ............................................   7
   Dollar Cost Averaging .............................................   7
   Changes in the Face Amount of Your Policy .........................   8
   Policy Lapse and Reinstatement ....................................   8
  UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT ...............   9
  YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS .................  13
  OUR GENERAL ACCOUNT ................................................  14
  ACCESS TO YOUR ACCOUNT BALANCE .....................................  15
   Surrender of Policy ...............................................  15
   Partial Withdrawals of Account Balance ............................  15
   Your Right to Transfer Among Investment Alternatives ..............  15
   How to Tell Us an Amount for Transfers or Partial Withdrawals .....  15
   Policy Loans ......................................................  16
   Accelerated Benefit for Terminal Illness ..........................  17
   Maturity Benefit ..................................................  18
   When We May Postpone Payments .....................................  18
  INSURANCE BENEFITS UPON DEATH OF INSURED PERSON ....................  19
   Death Proceeds ....................................................  19
   Basic Death Benefit ...............................................  19
   Corridor Percentages ..............................................  19
   Payment Options ...................................................  20
  CHARGES AND DEDUCTIONS YOU WILL PAY ................................  21
   Cost of Insurance Charges .........................................  21
   Administrative Charges ............................................  21
   Mortality and Expense Risks Charges ...............................  22
   Supplemental Insurance Benefits Fee ...............................  22
   Accelerated Benefit Fee ...........................................  22
   Premium and Other Taxes ...........................................  22
   Changes in Policy Cost Factors ....................................  22
   Fees and Expenses of Underlying Funds .............................  22

                                                                            PAGE
                                                                           ------
  HOW TO CONTACT US AND GIVE US INSTRUCTIONS ............................. 23
   Contacting American Life .............................................. 23
   Transfers, Allocation Changes, Loans and Withdrawals by Telephone ..... 23
   Where You Should Direct Requests ...................................... 23
  ABOUT AMERICAN LIFE AND OUR SEPARATE ACCOUNT NO. 3 ..................... 24
  FEDERAL TAX CONSIDERATIONS ............................................. 25
   Obtaining Tax Advice .................................................. 25
   Tax Status of the Policies ............................................ 25
   Tax Treatment of Policy Benefits and Access of Account Balance ........ 26
   Policy Loan Interest .................................................. 27
   Estate Taxes .......................................................... 27
  YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS ................ 28
  FUNDING AND OTHER CHANGES WE MAY MAKE .................................. 28
  ADMINISTRATIVE MATTERS ................................................. 29
   Year 2000 Compliance .................................................. 29
   Notices, Confirmation Statements and Reports to Policyowners .......... 29
   Miscellaneous Policy Provisions ....................................... 29
   Distribution of the Policies .......................................... 30
  OTHER INFORMATION ...................................................... 30
  OUR EXECUTIVE OFFICERS AND DIRECTORS ................................... 31
  DEFINITIONS WE USE IN THIS PROSPECTUS .................................. 33
  POLICY ILLUSTRATIONS ................................................... 35
   Face Amount $100,000................................................... 36
   Face Amount $500,000................................................... 44
  FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT AND AMERICAN LIFE ......... 48
   Separate Account No. 3 ................................................
   American Life .........................................................

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH WE MAY NOT LAWFULLY OFFER THE POLICIES FOR SALE. WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE IN THIS PROSPECTUS. IF ANY PERSON GIVES OR MAKES ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS TO YOU, YOU MUST NOT RELY ON THEM IN MAKING YOUR DECISION OF WHETHER OR NOT TO PURCHASE A POLICY.

     SUPPLEMENT TO PROSPECTUS
     ----------------------------------------------------------------------
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY
                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                320 PARK AVENUE
                           NEW YORK, NEW YORK 10022

                                    THROUGH
                      THE AMERICAN SEPARATE ACCOUNT NO. 3
     ----------------------------------------------------------------------
             **THIS SUPPLEMENT IS FOR MASSACHUSETTS POLICIES ONLY**
     ----------------------------------------------------------------------
     ALL REFERENCES IN THE PROSPECTUS TO "SCHEDULED PREMIUMS" ARE CHANGED TO "PLANNED PREMIUMS". ALL REFERENCES IN THE PROSPECTUS TO "UNSCHEDULED PREMIUMS", AND ACCOMPANYING TEXT PERTAINING TO UNSCHEDULED PREMIUMS, ARE DELETED.

     THE DISCUSSION IN THE PROSPECTUS IS SUPPLEMENTED BY THE FOLLOWING:

     You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. YOU NEED NOT PAY PLANNED PREMIUMS, AND YOUR POLICY WILL NOT LAPSE SO LONG AS YOUR ACCOUNT BALANCE IS SUFFICIENT TO PAY APPLICABLE CHARGES WHEN DUE.

     Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse; timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Balance (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

     You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. SEE "Insurance Benefits Upon Death of Insured Person" in this Prospectus.
















     ----------------------------------------------------------------------
     SUPPLEMENT, DATED MAY 1, 1999

     TO PROSPECTUS, DATED MAY 1, 1999

                            INTRODUCTION AND SUMMARY


  The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions at the end of this Prospectus under "Definitions We Use in This Prospectus".


  THE POLICY WE OFFER
    ----------------------------------------------------------------------------

  The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition.

     As a life insurance policy, the Policy provides for:

    o a death benefit, based either on the Face Amount of the Policy, or on the Face Amount of the Policy plus the Account Balance, depending on the type of Basic Death Benefit you select for your Policy,

    o  Policy Loans,

     o  a variety of death proceeds payment options, and

     o other features traditionally associated with life insurance, such as optional supplemental benefits.

     As a variable universal life policy, the Policy provides for:

    o an Account Balance that varies based on the Investment Alternatives you select,

    o allocation of your premiums and transfer of your Account Balance among the Investment Alternatives, and

    o flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.


  YOUR PREMIUM PAYMENTS
    ----------------------------------------------------------------------------

  We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your banking account or other account or unless premiums are payable under a Payroll Deduction Program.

  You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. REFER TO "HOW TO PURCHASE A POLICY AND PAY PREMIUMS".


  CHOICE OF BASIC DEATH BENEFIT
    ----------------------------------------------------------------------------

  You may choose as your Basic Death Benefit either a Face Amount Plan, which generally provides a level death benefit equal to the Face Amount, or a Face Amount Plus Plan, which provides for a death benefit that varies as your Account Balance changes. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the beneficiary upon the death of the insured person under the Policy. REFER TO "INSURANCE BENEFITS UPON DEATH OF INSURED PERSON".


  SUPPLEMENTAL BENEFITS BY RIDER TO POLICY
    ----------------------------------------------------------------------------

  We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider for which you would pay an additional monthly fee. REFER TO "HOW TO PURCHASE A POLICY AND PAY PREMIUMS -- SUPPLEMENTAL INSURANCE BENEFITS".

  INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE
    ----------------------------------------------------------------------------

  You may allocate your premiums among the General Account and one or more of the Separate Account Funds. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Balance among the available Investment Alternatives at any time. REFER TO "ACCESS TO YOUR ACCOUNT BALANCE"

  THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual rate of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

  This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. REFER TO "OUR GENERAL ACCOUNT" FOR A BRIEF DESCRIPTION OF THE GENERAL ACCOUNT.

  THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund. The Mid-Cap Equity Index Fund will be available to you upon its approval by your State's insurance department.


  UNDERLYING FUNDS INVESTED IN BY THE SEPARATE ACCOUNT
    ----------------------------------------------------------------------------

  The Separate Account Funds currently invest in seventeen Underlying Funds, which have different investment objectives, investment policies and risks. YOU SHOULD REFER TO "UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT" FOR MORE INFORMATION ABOUT THE UNDERLYING FUNDS' INVESTMENT OBJECTIVES, AND TO THE PROSPECTUSES OF THE UNDERLYING FUNDS THAT ARE ATTACHED TO THIS PROSPECTUS.


  CHARGES UNDER YOUR POLICY
    ----------------------------------------------------------------------------

  We deduct several charges from the net assets of each Separate Account Fund. REFER TO "CHARGES AND DEDUCTIONS YOU WILL PAY". The charges include:

    o an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.20% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%); and

    o a risk charge at an annual rate of 0.70% for assuming certain mortality risks under the Policies and a charge at an annual rate of 0.15% for assuming certain expense risks under the Policies.

  We deduct certain monthly charges directly from your Account Balance. REFER TO "CHARGES AND DEDUCTIONS YOU
  WILL PAY". The monthly charges include:

    o  an administrative expense charge of $2.00 if you have an Account
        Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month;

    o a cost of insurance charge to pay for the life insurance we provide under the Policy; and

     o  a deduction to pay the cost of any riders to your Policy.

  Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are unisex.

  EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. The annual rates at which the Underlying Funds paid advisory fees ranged from .125% to 1.00% of average net assets during 1998, and their total annual expenses ranged from .125% to 1.00% of average net assets during 1998. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

  PARTIAL WITHDRAWALS AND SURRENDER OF POLICY; TRANSFERS OF ACCOUNT BALANCE
    ----------------------------------------------------------------------------

  You may make partial withdrawals of your Account Balance (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. You make take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. REFER TO "ACCESS TO YOUR ACCOUNT BALANCE".

  You may transfer all or a portion of your Account Balance among the Investment Alternatives. REFER TO "ACCESS TO YOUR ACCOUNT BALANCE -- YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES".

  We currently do not assess a charge for transfers or withdrawals under the Policies. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.


  YOUR RIGHT TO BORROW FROM THE POLICY
    ----------------------------------------------------------------------------

  You may borrow up to 95% of your Account Balance in the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. REFER TO "ACCESS TO YOUR ACCOUNT BALANCE -- POLICY LOANS".


  HOW TO MAKE AN ALLOCATION CHANGE, TRANSFER, WITHDRAWAL, SURRENDER OR POLICY LOAN REQUEST
    ----------------------------------------------------------------------------

  IN WRITING. You may give instructions in writing on our forms for allocation changes, transfers of Account Balance among Investment Alternatives, partial withdrawals of Account Balance, surrender of the Policy and Policy loans. REFER TO "HOW TO CONTACT US AND GIVE US INSTRUCTIONS".

  BY TELEPHONE. Using a Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 for certain transactions and information. REFER TO "HOW TO CONTACT US AND GIVE US INSTRUCTIONS".

  OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022, attention Eldon Wonacott, Senior Vice President. The address for our Financial Transactions Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487. You may check the address for the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our Website at www.mutualofamerica.com.

  CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be your quarterly statements) for your allocation changes and for your premiums, transfers and withdrawals of Account Balance and Policy loans. You must promptly notify us of any error in a confirmation statement, or you will give up your right to have us correct the error.


  ACCELERATED BENEFIT FOR TERMINAL ILLNESS
    ----------------------------------------------------------------------------

  Depending on the laws of your state, an Accelerated Benefit may be available to you under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured person is determined to have less than one year to live. You must pay an administrative fee of $250 at the time we pay the Accelerated Benefit. REFER TO "ACCESS TO YOUR ACCOUNT BALANCE -- ACCELERATED BENEFIT FOR TERMINAL ILLNESS" AND "CHARGES AND DEDUCTIONS YOU WILL PAY -- ACCELERATED BENEFIT FEE".


  YOUR INITIAL RIGHT TO RETURN POLICY
    ----------------------------------------------------------------------------

  For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law when you purchase a Policy by direct mail or as a replacement policy), you may return it and have your premiums returned. REFER TO "HOW TO PURCHASE A POLICY AND PAY PREMIUMS -- POLICY ISSUE".


  FEDERAL TAX CONSIDERATIONS
    ----------------------------------------------------------------------------

  For purposes of Federal income taxation, you are treated as not receiving your Account Balance until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Balance until you withdraw all or a portion of your Account Balance. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

  DISTRIBUTIONS UNDER THE POLICY. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Policy".

     If your Policy is not a Modified Endowment Contract:

    o distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

    o  Policy Loans are not treated as distributions; and

     o neither distributions nor Policy Loans are subject to the 10% penalty tax.

  Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. If your Policy is a Modified Endowment Contract:

    o all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

     o if you have not reached the age of 59 1/2, a distribution usually is subject to a 10% penalty tax.

  If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. REFER TO "FEDERAL TAX CONSIDERATIONS".

  DEATH BENEFITS. Your beneficiary receives death benefits payable under the Policy on a tax-free basis, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

                   HOW TO PURCHASE A POLICY AND PAY PREMIUMS



  POLICY ISSUE
    ----------------------------------------------------------------------------

  An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy with a Payroll Deduction Rider. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million.

  An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies we issue in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

     Before issuing a Policy, we will require evidence of insurability satisfactory to us.

    o If the person to be insured is age 50 or less and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

    o We usually will require a medical underwriting for a Policy with a Face Amount above $100,000 or if the person to be insured is age 50 or older.

  We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on unfavorable health characteristics.

  For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.


  We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

  RIGHT TO EXAMINE POLICY. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.


  BASIC DEATH BENEFIT PLAN
    ----------------------------------------------------------------------------

  In your application for a Policy, you will choose a Basic Death Benefit. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. SEE "Insurance Benefits Upon Death of Insured Person".

     Under a Face Amount Plan:

    o  the death benefit generally will be the Face Amount, and

    o premiums you pay and increases in your Account Balance from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (SEE "Charges and Deductions You Will Pay").

  Under a Face Amount Plus Plan:

    o the death benefit generally will be the Face Amount PLUS the Account Balance, and

    o premiums you pay and increases in your Account Balance from investment performance of the Funds will increase the death benefit while leaving unchanged the amount on which you must pay cost of insurance charges.

  CHANGE OF BASIC DEATH BENEFIT PLAN. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

    o if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Balance; and

    o if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Balance, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

  A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).


  SUPPLEMENTAL INSURANCE BENEFITS
    ----------------------------------------------------------------------------

  We may make one or more supplemental insurance benefits available by rider to your Policy, including ones providing accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly fee for any supplemental insurance benefits you select. SEE "Charges and Deductions You Will Pay".

  Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000.

  You may obtain insurance for all your unmarried dependent children between 14 days and 18 years of age under a children's term rider. After we have issued a rider we automatically insure each additional child when 14 days old at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.


  SCHEDULED PREMIUMS
    ----------------------------------------------------------------------------

  For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. We will send you notices of when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy has a Payroll Deduction Rider. If your Policy does not have a Payroll Deduction Rider, your scheduled premium must be at least $50.

     If your Policy has a Payroll Deduction Rider:

    o  there is no minimum amount of scheduled premiums;

    o on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

    o if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

  We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. SEE "Federal Tax Considerations".

  You ordinarily may change the amount or timing of your scheduled premiums at any time. However, you may not decrease scheduled premiums to less than the applicable minimum. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. SEE "Insurance Benefits Upon Death of Insured Person" below.

  EFFECT OF PAYING SCHEDULED PREMIUMS. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force.

    o Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but rather whether, on each Monthly Anniversary Day, your Account Balance is sufficient to permit the deduction of all charges due on that day. SEE "Lapse and Reinstatement" below.

    o We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. SEE "Insurance Benefits Upon Death of Insured Person."


  UNSCHEDULED PREMIUMS
    ----------------------------------------------------------------------------

  You ordinarily may pay unscheduled premiums of at least $50 at any time, but you may not pay more than $10,000 in unscheduled premiums during any Policy Year. We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. SEE "Insurance Benefits Upon Death of Insured Person" below.


  LIMITATION ON PREMIUMS
    ----------------------------------------------------------------------------

  We will refuse to accept and will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. SEE "Federal Tax Considerations".


  ALLOCATION OF PREMIUMS
    ----------------------------------------------------------------------------

  You may allocate your premium among the Investment Alternatives. The Mid-Cap Equity Index Fund may not be available to Policyowners in all states, due to insurance department regulatory filings.

  You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, or we receive the premium for a Policy with a Payroll Deduction Rider, we will allocate the premium on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each premium to be allocated to each of the Investment Alternatives.

  You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.


  DOLLAR COST AVERAGING
    ----------------------------------------------------------------------------

  We offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Balance in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time.

  Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

  CHANGES IN THE FACE AMOUNT OF YOUR POLICY
    ----------------------------------------------------------------------------

  From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances.

    o To change your Face Amount, you must submit to our Processing Office a Written Request.

    o A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

    o  We reserve the right to limit the amount of any increase or decrease.

     o  The current minimum for any requested change in Face Amount is $5,000.

  If the insured is not living on the effective date of a change, the change will not take effect. Following any change in Face Amount, we will send you new Policy Specifications Pages that update the information to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. SEE "Federal Tax Considerations."

  Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it.

  The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.


  POLICY LAPSE AND REINSTATEMENT
    ----------------------------------------------------------------------------

  If our deduction of monthly charges when due would result in your Account Balance, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction.


  We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

     You can reinstate a lapsed Policy during the insured person's lifetime if all of the following conditions are met:

  (a) The Policy lapsed because the grace period ended without the required payment having been made.

  (b) The Policy is reinstated within three years of the end of the grace period.

  (c) The Policy has not been surrendered.

  (d) We receive from you evidence that the insured person is insurable by our standards.

  (e) You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

  (f) You pay any insurance charges not paid during the grace period.

  (g) We approve the reinstatement in accordance with our established guidelines for reinstatement.

  Reinstatement of a lapsed Policy will become effective on the date we approve it. The Account Balance on the effective date of reinstatement will be whatever the premium paid at such time will provide. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT


  Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.


  EQUITY INDEX FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The investment objective of the Equity Index Fund is to provide investment results that correspond to the extent practical to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's Composite Index of 500 Stocks (the S&P 500 INDEX*).


  ALL AMERICA FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The investment objective of the All America Fund is to outperform the S&P 500 Index. The objective for approximately 60% of the assets of the All America Fund (the INDEXED ASSETS) is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

  The investment objective for the remaining approximately 40% of the assets (the ACTIVE ASSETS) is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments.


  MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The investment objective of the Mid-Cap Equity Index Fund is to provide investment results that correspond to the extent practical to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P MidCap 400 Index*.


  AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The investment objective of the Aggressive Equity Fund is capital growth, by investing approximately 50% of its assets in companies believed to possess above-average growth potential and approximately 50% of its assets in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. In utilizing the investment styles of growth and value stock selection, the Adviser anticipates that the percentage of the Fund's assets in either category will range between 40% and 60%.


  COMPOSITE FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, publicly-traded debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.



     ----------
 * "S&P", "S&P 500" and "S&P MidCap 400" are trademarks of Standard & Poor's Corporation. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.

  BOND FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital.

  The Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, notes, debentures and mortgage-backed securities. The Bond Fund may invest to a limited extent in lower-rated or unrated securities.


  MID-TERM BOND FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital.

  The Mid-Term Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, notes, debentures and mortgage-backed securities, that produce a portfolio with an average maturity of three to seven years.


  SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital.

  The Short-Term Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, notes, debentures and mortgage-backed securities, that will produce a portfolio with an average maturity of one to three years.


  MONEY MARKET FUND OF THE INVESTMENT COMPANY
    ----------------------------------------------------------------------------

  The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

  The Money Market Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund.


  FIDELITY VIP EQUITY-INCOME PORTFOLIO
    ----------------------------------------------------------------------------

  The investment objective of the Equity-Income Portfolio is reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.


  FIDELITY VIP II CONTRAFUND PORTFOLIO
    ----------------------------------------------------------------------------

  The investment objective of the Contrafund Portfolio is capital growth. It seeks to increase the value of an investment in the Portfolio over the long term by investing mainly in securities of companies that are undervalued or out-of-favor. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.


  FIDELITY VIP II ASSET MANAGER PORTFOLIO
    ----------------------------------------------------------------------------

  The investment objective of the Asset Manager Portfolio is high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  The Portfolio's adviser normally allocates the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks.

  The expected "neutral mix", which the Portfolio's adviser would expect over the long term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.


  SCUDDER CAPITAL GROWTH PORTFOLIO
    ----------------------------------------------------------------------------

  The investment objective of Scudder Capital Growth Portfolio is to maximize long-term capital growth through a broad and flexible investment program.

  The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. The Portfolio may invest up to 25% of its assets in short-term debt instruments, depending on market and economic conditions.


  SCUDDER BOND PORTFOLIO
    ----------------------------------------------------------------------------

  The investment objective of the Scudder Bond Portfolio is to invest for a high level of income consistent with a high quality portfolio of debt securities.

  To attempt to achieve its objective, the Portfolio invests principally in investment grade bonds, including those issued by the U.S. Government and its agencies and by corporations, and other notes and bonds paying high current income. The Portfolio may invest up to 20% of its assets in non-investment grade debt securities.


  SCUDDER INTERNATIONAL PORTFOLIO
    ----------------------------------------------------------------------------

  The investment objective of the Scudder International Portfolio is long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

  The Portfolio invests primarily in equity securities of established companies that do business primarily outside the United States and that are listed on foreign exchanges. In the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.


  AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
    ----------------------------------------------------------------------------

  The investment objective of the American Century VP Capital Appreciation Fund is capital growth by investing primarily in common stocks (including securities convertible into common stock) and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's manager, better-than-average prospects for appreciation.


  CALVERT SOCIAL BALANCED PORTFOLIO
    ----------------------------------------------------------------------------

  The investment objective of Calvert Social Balanced Portfolio is to achieve a total return above the rate of inflation through an actively managed non-diversified portfolio of common and preferred stocks, bonds and money market instruments that offer income and capital growth opportunity and that satisfy the social concern criteria established for the Portfolio.

  INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS
    ----------------------------------------------------------------------------

  MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into subadvisory agreements with Palley-Needelman Asset Management, Inc., Oak Associates, Ltd. and Fred Alger Management, Inc. Each of these subadvisers provides investment advice for approximately 10% of the All America Fund's assets.


  SCUDDER VARIABLE LIFE INVESTMENT FUND: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Scudder Kemper Investments, Inc.


  FIDELITY PORTFOLIOS: The Equity-Income Portfolio, Contrafund Portfolio and Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company.


  CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into a subadvisory agreement with NCM Capital Management Group, Inc. for the equity portion of the Portfolio.


  AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.


  SHARED FUND ARRANGEMENTS. Shares of the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio (together, the SHARED FUNDS) currently are available to the separate accounts of a number of insurance companies.

  The Board of Directors (or Trustees) of each Shared Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Shared Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Policyowners, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS



  ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS
    ----------------------------------------------------------------------------

  We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

  We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

  Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.


  CALCULATION OF ACCUMULATION UNIT VALUES
    ----------------------------------------------------------------------------

  We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

  The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

    o changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

    o Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (SEE "Charges and Deductions You Will Pay".)


  ACCUMULATION UNIT VALUES FOR TRANSACTIONS
    ----------------------------------------------------------------------------

  When you allocate premiums to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

  The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the premium or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

  We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

                              OUR GENERAL ACCOUNT



  SCOPE OF PROSPECTUS
    ----------------------------------------------------------------------------

  This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Policies. We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


  GENERAL DESCRIPTION
    ----------------------------------------------------------------------------

  Amounts that you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

  We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

  We guarantee that we will credit interest to Policyowners' Account Balances in the General Account at an effective annual rate of at least 3%. In our sole discretion, we may credit a higher rate of interest to Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF 3% PER YEAR. Your initial Policy Specification Pages will show the initial current interest rate, and we will send you notice when we change the current rate. We credit interest daily and compound it annually. The interest rates may be different for your Account Balance in the General Account representing borrowed and unborrowed amounts under your Policy. SEE "Access to Your Account Balance -- Policy Loans".


  TRANSFERS AND WITHDRAWALS
    ----------------------------------------------------------------------------

  You may transfer any portion of your Account Balance to or from the General Account and may withdraw any portion of your Account Balance from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. SEE "Your Right to Transfer Among Investment Alternatives" and "Policy Loans" under "Access to Your Account Balance" below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                         ACCESS TO YOUR ACCOUNT BALANCE


  You may obtain all or part of your Account Balance by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. You also may transfer all or any part of your Account Balance among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. SEE "Federal Tax Considerations" below.


  SURRENDER OF POLICY
    ----------------------------------------------------------------------------

  You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. Surrender Proceeds equal your Account Balance minus any Policy Loans you have outstanding at the time of surrender. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the Surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits under your Policy will then cease.


  PARTIAL WITHDRAWALS OF ACCOUNT BALANCE
    ----------------------------------------------------------------------------

  You may withdraw any portion of your Account Balance (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Balance to less than $100, and cannot exceed the Account Balance minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although we do not currently impose a limit.

     A partial withdrawal will affect both your Account Balance and the amount of your Basic Death Benefit.

    o  If you have a Face Amount Plan, we will reduce both your Account
        Balance and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

    o If you have a Face Amount Plus Plan, we will reduce your Account Balance by the amount of the withdrawal.


  YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES
    ----------------------------------------------------------------------------

  You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.


  HOW TO TELL US AN AMOUNT FOR TRANSFERS OR PARTIAL WITHDRAWALS
    ----------------------------------------------------------------------------

     To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:


    o  the dollar amount to be taken from each Investment Alternative,

    o for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

    o the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

  For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

  POLICY LOANS
    ----------------------------------------------------------------------------

  You may request a Policy Loan only on your Account Balance in the General Account. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan minus 2%.

     We will grant you a Policy Loan if you meet all of the following conditions.

    o  We receive at our Processing Office your Written Request for a loan.

    o The amount of the requested loan is 95% or less of your Account Balance in the General Account minus any existing Policy Loans you have.

    o  The amount of the requested loan is at least $500.

     o  The sole security for the loan will be the Policy.

     o  You have assigned the Policy to us in a form acceptable to us.

     o  Your Policy is in effect.

  The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:

    o  our guaranteed rate of interest (3% per annum) plus 1% per year, or

    o the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

  A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

    o We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

    o We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

    o We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

  We will notify you, and any assignee on our records:

     o at the time you take a Policy Loan, of the initial rate of interest on that loan, and

     o at least 28 days before an interest rate increase, of the terms of that increase.

  We will include in each notice the substance of the Policy provisions permitting an adjustable maximum interest rate, and we will specify the frequency of interest rate determinations, as permitted by law.

  Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding.

  If your Policy Loans exceed your Account Balance on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. SEE "How to Purchase a Policy and Pay Premiums -- Policy Lapse and Reinstatement".

  We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Balance only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

  You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan from your Surrender Proceeds or Maturity Proceeds or from the Death Proceeds we pay to your beneficiary(ies).


  ACCELERATED BENEFIT FOR TERMINAL ILLNESS
    ----------------------------------------------------------------------------

  You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less).

  The amount of the Accelerated Benefit will be the present value (discounted for a one-year period) of the LESSER OF:

    o  $200,000, or

    o 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

  The interest rate we use in discounting the Accelerated Benefit will not be more than THE GREATER OF:

     o the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

     o  the then-current maximum rate of interest on Policy Loans.


     For the Accelerated Benefit to be payable, the following requirements must be met.

  (a) We must receive at our Processing Office:

     o  the Policy or, if applicable, the Accelerated Benefit rider;

     o  your Written Request for payment of the Accelerated Benefit;

     o the Written Consent of all irrevocable beneficiaries, if any, under the Policy; and

     o  evidence satisfactory to us of the insured person's terminal illness.

  (b) The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

     (c) The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.


  If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.


     The required evidence of terminal illness may include, but is not limited to:

  (a) a certification of state of health by a licensed physician who:

     o  has examined the insured person,

     o  is qualified to provide that certification, and

     o is neither the Policyowner, the insured person, nor a family member of either; and

     (b) a second opinion or examination by a physician we designate, which will be at our expense.


  After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

    o The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Balance, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

    o We will base subsequent premiums and cost of insurance charges under the Policy, however, on the Account Balance and Face Amount that were in effect prior to the payment of the Accelerated Benefit.

  MATURITY BENEFIT
    ----------------------------------------------------------------------------

  The Maturity Date for a Policy occurs when the insured person attains the age of 100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Balance, minus any Policy Loans and unpaid monthly deductions.

  We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment.

  The minimum amount of each payment under any optional payment plan is $100. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

  The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. SEE "Insurance Benefits Upon Death of Insured Person -- Payment Options".


     WHEN WE MAY POSTPONE PAYMENTS
    ----------------------------------------------------------------------------

  We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

    o The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

     o The Commission by order permits postponement for the protection of Policyowners; or

    o An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                INSURANCE BENEFITS UPON DEATH OF INSURED PERSON



  DEATH PROCEEDS
    ----------------------------------------------------------------------------

  When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

     The Death Proceeds under a Policy are equal to:

    o the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, MINUS

    o the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.


  BASIC DEATH BENEFIT
    ----------------------------------------------------------------------------

  Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. SEE "Basic Death Benefit Plan" under "How to Purchase a Policy and Pay Premiums".

  The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Balance, which is a factor in the amount of the death proceeds due, will vary.


     Under the Face Amount Plan, the Basic Death Benefit will be the GREATER of


    o  the Policy's Face Amount on the date of the insured person's death, or

    o the Policy's Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.


     Under the Face Amount Plus Plan, the Basic Death Benefit will be the GREATER of

    o the Face Amount on the date of the insured person's death plus the Account Balance on that date, or

    o the Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.


  CORRIDOR PERCENTAGES
    ----------------------------------------------------------------------------

  Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies.

  The Corridor Percentages require us to provide a death benefit that is greater than the Account Balance, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

                           CORRIDOR PERCENTAGE CHART



 ATTAINED    CORRIDOR      ATTAINED    CORRIDOR        ATTAINED     CORRIDOR
    AGE     PERCENTAGE        AGE     PERCENTAGE         AGE       PERCENTAGE
---------- ------------   ---------- ------------   ------------- -----------
    0-40      250%           54         157%             68          117%
      41       243           55          150             69           116
      42       236           56          146             70           115
      43       229           57          142             71           113
      44       222           58          138             72           111
      45       215           59          134             73           109
      46       209           60          130             74           107
      47       203           61          128          75 to 90        105
      48       197           62          126             91           104
      49       191           63          124             92           103
      50       185           64          122             93           102
      51       178           65          120             94           101
      52       171           66          119        95 or older       100
      53       164           67          118

  PAYMENT OPTIONS
    ----------------------------------------------------------------------------

  We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

  You may choose an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time, when the insured person is living. The minimum amount of each payment under any optional payment plan is $100.

  If you change a beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

  Once the Proceeds are applied under any of the optional plans, the payments are not affected by the investment experience of any Separate Account Fund. In addition, the beneficiary may not change the form of payment plan once we have begun making payments.

     The optional payment plans available under the Policy are:

  INTEREST PAYMENTS PLAN. We hold the Proceeds and pay interest to the payee at an effective rate of at least 3% compounded yearly. We will pay the principal amount to the payee after the term of years specified when the Interest Payment plan is elected.

  LIFE PAYMENTS PLAN. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate of 3% compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

  PAYMENTS FOR A FIXED PERIOD PLAN. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate of at least 3% compounded yearly. We may credit an effective annual rate of interest of more than 3%, and to the extent and for the period we do so, the payments will be greater.


  PAYMENTS OF A FIXED AMOUNT PLAN. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate of at least 3% compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

                      CHARGES AND DEDUCTIONS YOU WILL PAY



  COST OF INSURANCE CHARGES
    ----------------------------------------------------------------------------

  On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

    o the amount for which we are "at risk", which is the Policy's Basic Death Benefit minus the Account Balance as of the Monthly Anniversary Day, divided by $1,000, TIMES

    o the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than permitted under the 1980 Commissioners Standard Ordinary mortality table for the insured person's premium class.

  Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person in male or female.

    o If your Policy does not have a Payroll Deduction Rider, the rates vary according to the insured person's gender.

    o If your Policy has a Payroll Deduction Rider or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

  Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

  We separately calculate cost of insurance for a Policy's initial Face Amount and for each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase.

  We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. If the insured person's premium class is standard, the rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

  We deduct cost of insurance charges from your Account Balance, if any, in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

      (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund,
      (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Social Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund,
      (k) Investment Company Equity Index Fund, (l) Investment Company Mid-Cap Equity Index Fund, (m) Fidelity VIP II Contra Fund, (n) Investment Company Aggressive Equity Fund, (o) Scudder Capital Growth Fund, (p) Scudder International Fund, and (q) American Century VP Capital Appreciation Fund.


  ADMINISTRATIVE CHARGES
    ----------------------------------------------------------------------------

  We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses.

    o For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.20%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.20% for administrative expenses.

    o For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses. We for the Funds that invest in the American Century VP Capital Appreciation Fund and the Fidelity Portfolios
    o We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Balance. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Balance for the month is less than $2,400. We deduct the administrative expense charge from your Account Balance in the same manner as described above for cost of insurance charges.
    o We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. In no event will we increase the .40% charge to more than an annual rate of .65% or the $2.00 per month charge to more than $10 per month.


  MORTALITY AND EXPENSE RISKS CHARGES
    ----------------------------------------------------------------------------

  We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk charge, at an annual rate of 0.70%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. The expense risk charge, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.


  SUPPLEMENTAL INSURANCE BENEFITS FEE
    ----------------------------------------------------------------------------

  We deduct the cost of any supplemental benefits from your Account Balance on each Monthly Anniversary Day. The current monthly cost per thousand of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000.


  ACCELERATED BENEFIT FEE
    ----------------------------------------------------------------------------

  We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. SEE "The Policies -- Access To Account Balances -- Accelerated Benefit for Terminal Illness". The amount of the Accelerated Benefit fee is $250.


  PREMIUM AND OTHER TAXES
    ----------------------------------------------------------------------------

  We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 2% to 4%. SEE "Federal Tax Considerations".


  CHANGES IN POLICY COST FACTORS
    ----------------------------------------------------------------------------

  From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

  We determine changes in policy cost factors for a Policy in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.


  FEES AND EXPENSES OF UNDERLYING FUNDS
    ----------------------------------------------------------------------------

  Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are attached to this Prospectus.

                   HOW TO CONTACT US AND GIVE US INSTRUCTIONS



  CONTACTING AMERICAN LIFE
    ----------------------------------------------------------------------------

  You should send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below. Our home office address is:

                The American Life Insurance Company of New York
                     Eldon Wonacott, Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

  You can check the address for your Regional Office by calling 1-800-872-5963 or by visiting our Website at www.mutualofa.com.


  TRANSFERS, ALLOCATION CHANGES, LOANS AND WITHDRAWALS BY TELEPHONE
    ----------------------------------------------------------------------------

  You may make requests by telephone for transfers or withdrawals of Account Balance or to change the Investment Alternatives to which we will allocate your future Premiums.

  You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. You may call us to change or cancel the PIN that we have assigned. Our toll-free telephone number for requests is 1-800-872-5963.

  On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day. We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone.

  Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone transactions and provide written confirmation of telephone transactions.


  WHERE YOU SHOULD DIRECT REQUESTS
    ----------------------------------------------------------------------------

  You may make requests for allocation changes or transfers of Account Balance to 800-872-5963 or in writing to the Regional Field Office that services your Policy.

  For withdrawals and loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal or loan request to our 800 number or in writing to your Regional Office.

     You should use our forms to submit written requests to us.

               ABOUT AMERICAN LIFE AND OUR SEPARATE ACCOUNT NO. 3



  AMERICAN LIFE
    ----------------------------------------------------------------------------

  We are a life insurance company organized in 1955 under the laws of the State of New York. We are authorized to transact business in 50 states, the District of Columbia and the United States Virgin Islands. Mutual of America Life Insurance Company (MUTUAL OF AMERICA), a mutual life insurance company also organized under New York law, is our indirect parent company. Our home office is located at 320 Park Avenue, New York, New York 10022.

  We sell individual and group life insurance, group disability, annuities and pension plans, including variable accumulation annuity contracts and variable universal life insurance policies. As of December 31, 1998, we had total assets of approximately $1. billion.

  Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best & Company, Standard and Poor's Insurance Rating Service and Duff & Phelps Credit Rating Company, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.


  THE SEPARATE ACCOUNT
    ----------------------------------------------------------------------------

  We established the Separate Account under a resolution of our Board of Directors adopted on February 23, 1993. The Separate Account is registered with the Securities and Exchange Commission (COMMISSION) as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The Commission does not supervise the management or investment practices or policies of the Separate Account or American Life. The 1940 Act, however, does regulate certain actions by the Separate Account.

  We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

  The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Balances and any other policies funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

  The Separate Account and American Life are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which we are licensed to do business.

                           FEDERAL TAX CONSIDERATIONS


  For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.


  OBTAINING TAX ADVICE
    ----------------------------------------------------------------------------

  THE DESCRIPTION BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR POLICYOWNERS DOES NOT COVER EVERY POSSIBLE SITUATION AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

  Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.


  TAX STATUS OF THE POLICIES
    ----------------------------------------------------------------------------

  Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the TREASURY) is authorized to formulate regulations that implement Section 7702. The Treasury has proposed regulations and issued other interim guidance, but it has not adopted final regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

  We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 5, 1991.

  For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

  If it is subsequently determined that a Policy we have issued does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

  Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

  The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

  TAX TREATMENT OF POLICY BENEFITS AND ACCESS OF ACCOUNT BALANCE
    ----------------------------------------------------------------------------

  IN GENERAL. Proceeds and Account Balance increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Balance, including investment earnings and interest earned, until there is a distribution of Account Balance.

  The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MODIFIED ENDOWMENT CONTRACT, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, a change of insured person, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

  When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your INVESTMENT IN THE POLICY. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

  DEATH BENEFITS. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

  SURRENDER OR LAPSE OF POLICY; MATURITY PROCEEDS. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount received plus the amount of indebtedness exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

  DISTRIBUTIONS FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT CONTRACT. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Balance.

     An exception to this general rule applies if:

    o the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

    o the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

  In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

  Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

  CHARACTERIZATION AS A MODIFIED ENDOWMENT CONTRACT. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven pay test" described below. That test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than a certain amount in relation to the then current death benefit under the Policy.

  The seven pay test provides that a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy years are greater than the sum of the net level premiums that would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Balance at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

  If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

  The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

  DISTRIBUTIONS FROM A POLICY THAT IS A MODIFIED ENDOWMENT CONTRACT. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Balance, prior to the return to you of your investment in the Policy.

  1) All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

     o  your Account Balance immediately before the distribution, minus

     o  your investment in the Policy at that time.

  2) Second, any loans you take from or secure by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

  3) A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

     o  is made when you are age 59 1/2 or older,

     o  is attributable to you becoming disabled, or

    o is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the you and your beneficiary.

  All Modified Endowment Contracts that we (or any affiliates of ours) issue to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.


  POLICY LOAN INTEREST
    ----------------------------------------------------------------------------

  If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of, or is financially interested in the business carried on by, that taxpayer will not be tax deductible to the extent the aggregate amount of the loans with respect to Policies covering that individual exceeds $50,000. The deduction of interest on Policy Loans may also be subject to other restrictions under Section 264 of the Code.

  ESTATE TAXES
    ----------------------------------------------------------------------------

  The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

    o  to the insured person's estate, or

    o to a beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

  Death Proceeds paid to a surviving spouse as beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $ 0,000 in 1999, which will increase in increments until 2006, when it will reach the equivalent of an exemption of $1 million.

  If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

            YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS


  We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

  We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

  Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

  We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.
                     FUNDING AND OTHER CHANGES WE MAY MAKE


  We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

    o  create new investment funds of the Separate Account at any time;

    o to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

    o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

    o create additional separate accounts or combine any two or more accounts including the Separate Account;

    o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

    o operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

    o  deregister the Separate Account under the 1940 Act; and

    o operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

  If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate
     Account, we will advise you of the change.

                             ADMINISTRATIVE MATTERS



  YEAR 2000 COMPLIANCE
    ----------------------------------------------------------------------------

  Many of the services that we provide to you depend on the proper functioning of our computer and computer-based systems, as well as those of our outside service providers. Many computers cannot distinguish the year 2000 from the year 1900, and this inability could potentially have an adverse impact on the handling of your premium, transfer and withdrawal transactions, the crediting of Accumulation Units, accounting and other recordkeeping services.

  We have performed a comprehensive review of our computer systems, made the necessary modifications or replacements and successfully completed system testing of our in-house software, the largest and most critical project under our Year 2000 program. For the balance of 1999, we will continue to monitor and verify Year 2000 compliance. We also have contacted our vendors and service providers as to the status of their Year 2000 compliance. Vendors and service providers whose systems are material to our operations have indicated they are, or expect to be, Year 2000 compliant. Although we anticipate that our computer systems and those of our providers will be adapted in time for the year 2000, it is possible Year 2000 problems still may occur. We are developing written contingency plans to ensure our business continuity through the year 2000.


  NOTICES, CONFIRMATION STATEMENTS AND REPORTS TO POLICYOWNERS
    ----------------------------------------------------------------------------

  Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

  Within 30 days after each calendar quarter, we will send you a statement showing your Account Balance, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions, except that if your Policy has a Payroll Deduction Rider, your quarterly statement will serve as the confirmation statement for your purchase, sale and transfer transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

  We also will send to you annual and semi-annual reports for the Separate Account and each Underlying Fund, which will include financial statements.


  MISCELLANEOUS POLICY PROVISIONS
    ----------------------------------------------------------------------------

  LIMIT ON RIGHT TO CONTEST. We will not contest the insurance coverage under a Policy after it has been in force (a) for two years from the Issue Date with respect to the initial amount of insurance coverage; (b) for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and (c) for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated. If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

  SUICIDE EXCLUSION. If the insured person commits suicide within two years from the Issue Date, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Balance and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

  MISREPRESENTATION OR MISSTATEMENT OF AGE OR SEX. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

  ASSIGNMENT. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

  NON-PARTICIPATION. The Policies are non-participating policies, which means that they will not share in our profits or surplus earnings through payment of dividends or otherwise.


  DISTRIBUTION OF THE POLICIES
    ----------------------------------------------------------------------------

  Mutual of America, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as the principal underwriter and distributor of the Policies. We offer the Policies continuously without a sales charge through our employees and certain employees of Mutual of America. These employees receive a salary from us or Mutual of America and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America. Under our Distribution and Administration Agreement with Mutual of America, we pay Mutual of America for the cost of providing services to us. Because the Policies have no sales load, the costs of distribution will necessarily be paid out of our profits, including any profits from the Policies' mortality and expense risks charges.

  Mutual of America also serves as principal underwriter for the Mutual of America Investment Corporation and for the variable accumulation annuity contracts it offers through its Separate Account No. 2.
                               OTHER INFORMATION



  LEGAL PROCEEDINGS
    ----------------------------------------------------------------------------

  From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.


  LEGAL MATTERS
    ----------------------------------------------------------------------------

  Patrick A. Burns, Senior Executive Vice President and General Counsel of American Life, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies. Jones & Blouch L.L.P., Washington, D.C., has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.



  EXPERTS
    ----------------------------------------------------------------------------

  Arthur Andersen LLP, independent public accountants, has audited the December 31, 1998 financial statements included in this prospectus, as indicated in their reports on the financial statements. We have included the reports of Arthur Andersen in reliance upon their authority as experts in giving reports on financial statements.


  ADDITIONAL INFORMATION AVAILABLE
    ----------------------------------------------------------------------------

  We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 relating to the offering of Policies described in this Prospectus. This Prospectus does not include all the information contained in that registration statement. You may obtain the omitted information at the principal office of the Securities and Exchange Commission in Washington, D.C. upon payment of their prescribed fee.

                      OUR EXECUTIVE OFFICERS AND DIRECTORS


  The name and position of each of our executive officers and directors, and his or her principal occupation during the past five years, are set forth below. The business address of each person listed below is 320 Park Avenue, New York, NY 10022.



                              POSITIONS AND OFFICES                    PRINCIPAL OCCUPATION
          NAME                  WITH AMERICAN LIFE                    DURING PAST FIVE YEARS
------------------------   ---------------------------   -----------------------------------------------

  Manfred Altstadt         Senior Executive Vice         Senior Executive Vice President and Chief
                           President and Chief           Financial Officer, Mutual of America
                           Financial Officer;
                           Director

  Diane M. Aramony         Senior Vice President and     Senior Vice President, Corporate Secretary
                           Corporate Secretary;          and Assistant to the Chairman, Mutual of
                           Director                      America, since September 1998, prior thereto,
                                                         Senior Vice President

  William Breneisen        Executive Vice President      Executive Vice President, Office of
                                                         Technology, Mutual of America; prior thereto,
                                                         Senior Vice President

  Jeremy J. Brown          Executive Vice President      Executive Vice President and Chief Actuary,
                           and Chief Actuary;            Mutual of America, since March 1997;
                           Director                      Consulting Actuary, Milliman & Robertson,
                                                         from July 1994 to March 1997; prior thereto,
                                                         various positions in Group Pension
                                                         Department of Allmerica Financial

  Patrick A. Burns         Senior Executive Vice         Senior Executive Vice President and General
                           President and General         Counsel, Mutual of America
                           Counsel; Director

  Richard J. Ciecka        Director                      President and Chief Executive Officer, Mutual
                                                         of America Capital Management Corporation,
                                                         since September 1998; prior thereto, Director
                                                         and Vice Chairman of the Board, Mutual of
                                                         America

  William S. Conway        Executive Vice President;     Executive Vice President, Marketing and
                           Director                      Corporate Communications, Mutual of
                                                         America

  Salvatore R. Curiale     Senior Executive Vice         Senior Executive Vice President, Technical
                           President; Director           Operations, since March 1995 and Director
                                                         since October 1998, Mutual of America; prior
                                                         thereto, Superintendent of Insurance, State of
                                                         New York

  William A. DeMilt        Executive Vice President;     Executive Vice President, Mutual of America
                           Director


  Thomas E. Gilliam        Executive Vice President;     Executive Vice President and Assistant to the
                           Director                      President and Chief Executive Officer, Mutual
                                                         of America

  John R. Greed            Senior Vice President and     Senior Vice President since July 1996 and
                           Treasurer; Director           Treasurer since May 1997, Mutual of
                                                         America; partner, Arthur Andersen LLP, from
                                                         September 1995 to June 1996; prior thereto,
                                                         Senior Manager

  Theodore L. Herman       Vice Chairman of the          Vice Chairman, American Life
                           Board; Director

                             POSITIONS AND OFFICES                    PRINCIPAL OCCUPATION
          NAME                 WITH AMERICAN LIFE                    DURING PAST FIVE YEARS
-----------------------   ---------------------------   -----------------------------------------------

  Gregory A. Kleva        Executive Vice President      Executive Vice President & Deputy General
                          & Deputy General              Counsel, Mutual of America, since February
                          Counsel                       1995; prior thereto, Senior Vice President &
                                                        Deputy General Counsel

  Amir Lear               Senior Vice President;        Executive Vice President, Mutual of America
                          Director                      Capital Management Corporation since
                                                        September 1998; prior thereto, Senior Vice
                                                        President, Mutual of America

  Howard Lichtenstein     President and Chief           President and Chief Operating Officer,
                          Operating Officer;            American Life
                          Director

  George L. Medlin        Executive Vice President,     Executive Vice President, Internal Audit,
                          Internal Audit                Mutual of America since March 1998; prior
                                                        thereto, Senior Vice President, Internal Audit

  Thomas J. Moran         Chairman of the Board         Chief Executive Officer since October 1994
                          and Chief Executive           and Director, Mutual of America; prior
                          Officer; Director             thereto, President and Director, Mutual of
                                                        America

  Robert W. Ruane         Senior Vice President;        Senior Vice President, Corporate Communi-
                          Director                      cations and Direct Response, Mutual of
                                                        America


                     DEFINITIONS WE USE IN THIS PROSPECTUS


  ACCELERATED BENEFIT -- The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for one year or less.

  ACCOUNT BALANCE -- The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

  ACCUMULATION UNIT -- A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

  BASIC DEATH BENEFIT -- The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

    o the Face Amount under a Face Amount Policy, or the Face Amount plus the Account Balance under a Face Amount Plus Policy (you select the type of Policy upon purchase), and

     o  the Account Balance times the applicable Corridor Percentage.

  BENEFICIARY -- The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

  BUSINESS DAY -- Any day on which we are open for business and the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

  CODE -- The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

  CORRIDOR PERCENTAGE -- A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Balance to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

  DEATH PROCEEDS -- An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

  FACE AMOUNT -- The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.

  FIDELITY PORTFOLIOS -- The Equity-Income Portfolio of the Variable Insurance Products Fund (VIP Fund) and the Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II (VIP Fund II).

  FUND OF THE SEPARATE ACCOUNT (OR FUND) -- One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

  GENERAL ACCOUNT -- Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

  INSURED PERSON -- The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

  INSURED PERSON'S AGE -- The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

  INVESTMENT ALTERNATIVES -- Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Balance among the Investment Alternatives.

     INVESTMENT COMPANY -- Mutual of America Investment Corporation.

  ISSUE DATE -- The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

     MATURITY DATE -- The Policy Anniversary on which the insured person's attained age equals 100.

  MONTHLY ANNIVERSARY DAY -- The same day each month as the day on which the Policy Date occurred.

  PAYROLL DEDUCTION PROGRAM -- A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

     PAYROLL DEDUCTION RIDER -- A rider to a Policy issued under a Payroll Deduction Program.

     POLICY ANNIVERSARY -- The day each calendar year which is the anniversary of the Policy Date.

  POLICY DATE -- The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

     POLICY LOAN -- The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

  POLICY MONTH -- The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

     POLICYOWNER -- The person designated on the Policy Specification Pages of your Policy as the owner.

     POLICY YEAR -- The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

  PREMIUM CLASS -- The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

  PROCEEDS -- The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

  PROCESSING OFFICE -- The office of American Life shown on the cover page of this Prospectus, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, or our toll-free telephone facility, depending on the transaction requested.

     SCHEDULED PREMIUMS -- Premiums in the amount and at the intervals specified in your Policy.

  SCUDDER PORTFOLIOS -- The following three portfolios of the Scudder Variable Life Investment Fund: Capital Growth Portfolio, Bond Portfolio and International Portfolio.

  SEPARATE ACCOUNT -- The American Separate Account No. 3, a separate account of American Life maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

     UNDERLYING FUNDS -- The funds or portfolios that are invested in by the Separate Account Funds.

  UNSCHEDULED PREMIUMS -- Premiums other than scheduled premiums that you are permitted to pay under your Policy.

  VALID TRANSACTION DATE -- The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

  VALUATION DAY -- Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day.

  VALUATION PERIOD -- A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day.

     WE, US, OUR, AMERICAN LIFE -- Refer to The American Life Insurance Company of New York.

  WRITTEN REQUEST -- A written request on an administrative form provided by us or in a form otherwise acceptable to us.

     YOU, YOUR -- Refer to a Policyowner.

                              POLICY ILLUSTRATIONS


  We have prepared the following tables to help show you how Account Balance and Death Proceeds under a
  Policy change with investment performance. The illustrations cover:

    o both a Face Amount Plan and a Face Amount Plus Plan, for Face Amounts of $100,000 and $500,000,

    o both gender based cost of insurance rates applicable to standard Policies and unisex cost of insurance rates applicable to Policies with a Payroll Deduction Rider for Face Amounts of $100,000, and

     o both our current cost of insurance rates and our guaranteed cost of insurance rates.

  The tables illustrate how Account Balance, which reflects all applicable charges and deductions, and Death Proceeds of a Policy issued on an insured person of a specified age would vary over time if the investment return on the assets of each Underlying Fund was a uniform, after-tax, annual rate of 0%, 6% or 12%. The annual rate is assumed to be gross, or in other words is before fees or expenses incurred by each Underlying Fund, other than transaction expenses such as brokerage commissions. The Account Balance and Death Proceeds would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.

  The charges reflected in the tables using current cost of insurance charges include those for monthly deductions for administration ($2 per month) and cost of insurance, and daily charges for mortality and expense risks (0.85% on an annual basis) and administration (0.40%, except that an administration fee of 0.20% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .30% is shown for the Fidelity VIP Funds, because of current reimbursement arrangements).

  The charges reflected in the tables using guaranteed cost of insurance charges include maximum monthly deductions for administration ($10 per month) and cost of insurance, daily charges for mortality and expense risks (0.85% on an annual basis) and the maximum administration fee (0.65%, except that an administration fee of 0.45% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .55% is shown for the Fidelity VIP Funds, based on current reimbursement arrangements).

  A simple average of the investment management fees and other expenses of the available Underlying Funds is reflected in all the tables. That average total expense figure is 0. %, based upon the 1998 expense ratios of the available Underlying Funds. The expenses of the Underlying Funds may fluctuate from year to year, but we have assumed they remain constant for purposes of these tables.

  The tables assume that the insured person is a standard risk (non-smoker), that scheduled premiums of the amounts specified in notes following the tables are paid on each Policy Anniversary and that no transfers, partial withdrawals, Policy Loans, changes in Basic Death Benefit plan or changes in Face Amount are made.

  The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now. The tables show Account Balances and Death Proceeds using current cost of insurance rates and using the maximum cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables).

[Illustrations on following pages will be updated to reflect 1998 expense levels.]

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     MALE ISSUE AGE 35                            FACE AMOUNT PLAN
     STANDARD NON-SMOKER                  FACE AMOUNT $100,000

                  USING OUR CURRENT COST OF INSURANCE CHARGES



                                               DEATH BENEFIT                   ACCOUNT BALANCE
                                    ----------------------------------- ------------------------------
                                           ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                        PREMIUMS          GROSS ANNUAL INVESTMENT          GROSS ANNUAL INVESTMENT
       END OF         ACCUMULATED                RETURN OF                        RETURN OF
       POLICY        AT 5% INTEREST ----------------------------------- ------------------------------
        YEAR          PER YEAR(1)        0%          6%         12%         0%        6%        12%
------------------- --------------- ----------- ----------- ----------- --------- --------- ----------

  1 ...............     $  1,365     $100,000    $100,000    $100,000    $ 1,088   $ 1,160   $  1,232
  2 ...............        2,798      100,000     100,000     100,000      2,149     2,359      2,580
  3 ...............        4,303      100,000     100,000     100,000      3,179     3,598      4,055
  4 ...............        5,883      100,000     100,000     100,000      4,180     4,880      5,671
  5 ...............        7,542      100,000     100,000     100,000      5,154     6,206      7,444
  6 ...............        9,285      100,000     100,000     100,000      6,101     7,580      9,390
  7 ...............       11,114      100,000     100,000     100,000      7,021     9,003     11,527
  8 ...............       13,035      100,000     100,000     100,000      7,917    10,477     13,877
  9 ...............       15,051      100,000     100,000     100,000      8,787    12,007     16,462
  10 ..............       17,169      100,000     100,000     100,000      9,622    13,583     19,296
  11 ..............       19,392      100,000     100,000     100,000     10,402    15,188     22,389
  12 ..............       21,727      100,000     100,000     100,000     11,149    16,846     25,788
  13 ..............       24,178      100,000     100,000     100,000     11,865    18,559     29,529
  14 ..............       26,752      100,000     100,000     100,000     12,538    20,320     33,641
  15 ..............       29,455      100,000     100,000     100,000     13,182    22,144     38,174
  16 ..............       32,292      100,000     100,000     100,000     13,786    24,024     43,169
  17 ..............       35,272      100,000     100,000     100,000     14,331    25,947     48,664
  18 ..............       38,401      100,000     100,000     100,000     14,839    27,934     54,733
  19 ..............       41,686      100,000     100,000     100,784     15,330    30,007     61,453
  20 ..............       45,135      100,000     100,000     108,139     15,805    32,171     68,878
  30 (age 65) .....       90,689      100,000     100,000     241,628     16,991    58,000    198,055
  35 (age 70) .....      123,287      100,000     100,000     376,336     13,473    74,741    324,428
  40 (age 75) .....      164,892      100,000     103,159     563,272      4,417    96,410    526,422

     (1) Assumes that a premium of $1,300 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The death benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The death benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     MALE ISSUE AGE 35                            FACE AMOUNT PLAN
     STANDARD NON-SMOKER                  FACE AMOUNT $100,000

                USING OUR GUARANTEED COST OF INSURANCE CHARGES



                                                DEATH BENEFIT                       ACCOUNT BALANCE
                                    -------------------------------------- ----------------------------------
                                            ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                        PREMIUMS           GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
       END OF         ACCUMULATED                 RETURN OF                            RETURN OF
       POLICY        AT 5% INTEREST -------------------------------------- ----------------------------------
        YEAR          PER YEAR(1)        0%           6%           12%         0%          6%          12%
------------------- --------------- ------------ ------------ ------------ ---------- ------------ ----------


  1 ...............     $  1,365     $ 100,000    $ 100,000    $ 100,000    $ 1,050     $  1,121    $  1,191
  2 ...............        2,798       100,000      100,000      100,000      2,060        2,265       2,479
  3 ...............        4,303       100,000      100,000      100,000      3,018        3,422       3,860
  4 ...............        5,883       100,000      100,000      100,000      3,939        4,604       5,354
  5 ...............        7,542       100,000      100,000      100,000      4,811        5,800       6,962
  6 ...............        9,285       100,000      100,000      100,000      5,636        7,011       8,693
  7 ...............       11,114       100,000      100,000      100,000      6,417        8,239      10,561
  8 ...............       13,035       100,000      100,000      100,000      7,144        9,474      12,569
  9 ...............       15,051       100,000      100,000      100,000      7,818       10,716      14,751
  10 ..............       17,169       100,000      100,000      100,000      8,453       11,978      17,138
  11 ..............       19,392       100,000      100,000      100,000      9,039       13,262      19,742
  12 ..............       21,727       100,000      100,000      100,000      9,568       14,561      22,579
  13 ..............       24,178       100,000      100,000      100,000     10,051       15,887      25,686
  14 ..............       26,752       100,000      100,000      100,000     10,479       17,231      29,082
  15 ..............       29,455       100,000      100,000      100,000     10,855       18,597      32,804
  16 ..............       32,292       100,000      100,000      100,000     11,180       19,986      36,889
  17 ..............       35,272       100,000      100,000      100,000     11,446        21.392     41,373
  18 ..............       38,401       100,000      100,000      100,000     11,645       22,806      46,297
  19 ..............       41,686       100,000      100,000      100,000     11,767       24,223      51,709
  20 ..............       45,135       100,000      100,000      100,000     11,814       25,645      57,674
  30 (age 65) .....       90,689       100,000      100,000      196,100      6,518       39,237     160,738
  35 (age 70) .....      123,287             0      100,000      299,984          0       44,128     258,607
  40 (age 75) .....      164,892             0      100,000      440,830          0       45,036     411,990

     (1) Assumes that a premium of $1,300 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                          WITH PAYROLL DEDUCTION RIDER

     MALE/FEMALE ISSUE AGE 35                     FACE AMOUNT PLAN
     STANDARD NON-SMOKER                  FACE AMOUNT $100,000

                  USING OUR CURRENT COST OF INSURANCE CHARGES



                                                DEATH BENEFIT                      ACCOUNT BALANCE
                                    -------------------------------------- --------------------------------
                                            ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                        PREMIUMS           GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
       END OF         ACCUMULATED                 RETURN OF                           RETURN OF
       POLICY        AT 5% INTEREST -------------------------------------- --------------------------------
        YEAR          PER YEAR(1)        0%           6%           12%         0%         6%         12%
------------------- --------------- ------------ ------------ ------------ ---------- ---------- ----------

  1 ...............     $  1,313     $ 100,000    $ 100,000    $ 100,000    $ 1,051    $ 1,120    $  1,189
  2 ...............        2,691       100,000      100,000      100,000      2,076      2,279       2,491
  3 ...............        4,138       100,000      100,000      100,000      3,081      3,486       3,925
  4 ...............        5,657       100,000      100,000      100,000      4,057      4,734       5,497
  5 ...............        7,252       100,000      100,000      100,000      5,006      6,024       7,220
  6 ...............        8,928       100,000      100,000      100,000      5,929      7,360       9,110
  7 ...............       10,686       100,000      100,000      100,000      6,825      8,744      11,186
  8 ...............       12,533       100,000      100,000      100,000      7,696     10,177      13,467
  9 ...............       14,472       100,000      100,000      100,000      8,543     11,663      15,975
  10 ..............       16,508       100,000      100,000      100,000      9,354     13,193      18,725
  11 ..............       18,646       100,000      100,000      100,000     10,121     14,760      21,732
  12 ..............       20,891       100,000      100,000      100,000     10,854     16,376      25,036
  13 ..............       23,248       100,000      100,000      100,000     11,556     18,045      28,669
  14 ..............       25,723       100,000      100,000      100,000     12,216     19,761      32,660
  15 ..............       28,322       100,000      100,000      100,000     12,857     21,545      37,066
  16 ..............       31,050       100,000      100,000      100,000     13,457     23,383      41,917
  17 ..............       33,915       100,000      100,000      100,000     13,998     25,260      47,250
  18 ..............       36,924       100,000      100,000      100,000     14,511     27,206      53,142
  19 ..............       40,082       100,000      100,000      100,000     15,007     29,236      59,663
  20 ..............       43,399       100,000      100,000      104,992     15,487     31,354      66,874
  30 (age 65) .....       87,201       100,000      100,000      235,025     17,007     56,655     192,643
  35 (age 70) .....      118,545       100,000      100,000      366,587     14,089     73,024     316,023
  40 (age 75) .....      158,550       100,000      100,561      549,484      6,294     93,982     513,537

     (1) Assumes that a premium of $1,250 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                          WITH PAYROLL DEDUCTION RIDER

     MALE/FEMALE ISSUE AGE 35                       FACE AMOUNT PLAN
     STANDARD NON-SMOKER                         FACE AMOUNT $100,000

                USING OUR GUARANTEED COST OF INSURANCE CHARGES



                                                DEATH BENEFIT                      ACCOUNT BALANCE
                                    -------------------------------------- --------------------------------
                                            ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                        PREMIUMS           GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
       END OF         ACCUMULATED                 RETURN OF                           RETURN OF
       POLICY        AT 5% INTEREST -------------------------------------- --------------------------------
        YEAR          PER YEAR(1)        0%           6%           12%         0%         6%         12%
------------------- --------------- ------------ ------------ ------------ ---------- ---------- ----------

  1 ...............     $  1,313     $ 100,000    $ 100,000    $ 100,000    $ 1,002    $ 1,069    $  1,137
  2 ...............        2,691       100,000      100,000      100,000      1,964      2,161       2,365
  3 ...............        4,138       100,000      100,000      100,000      2,888      3,274       3,693
  4 ...............        5,657       100,000      100,000      100,000      3,763      4,400       5,118
  5 ...............        7,252       100,000      100,000      100,000      4,591      5,538       6,649
  6 ...............        8,928       100,000      100,000      100,000      5,374      6,689       8,297
  7 ...............       10,686       100,000      100,000      100,000      6,114      7,855      10,073
  8 ...............       12,533       100,000      100,000      100,000      6,811      9,036      11,991
  9 ...............       14,472       100,000      100,000      100,000      7,456     10,223      14,068
  10 ..............       16,508       100,000      100,000      100,000      8,063     11,428      16,340
  11 ..............       18,646       100,000      100,000      100,000      8,621     12,647      18,817
  12 ..............       20,891       100,000      100,000      100,000      9,133     13,887      21,521
  13 ..............       23,248       100,000      100,000      100,000      9,600     15,151      24,480
  14 ..............       25,723       100,000      100,000      100,000     10,012     16,431      27,713
  15 ..............       28,322       100,000      100,000      100,000     10,371     17,728      31,251
  16 ..............       31,050       100,000      100,000      100,000     10,680     19,044      35,132
  17 ..............       33,915       100,000      100,000      100,000     10,929     20,372      39,387
  18 ..............       36,924       100,000      100,000      100,000     11,119     21,714      44,062
  19 ..............       40,082       100,000      100,000      100,000     11,243     23,064      49,201
  20 ..............       43,399       100,000      100,000      100,000     11,291     24,413      54,858
  30 (age 65) .....       87,201       100,000      100,000      187,154      6,727     37,543     153,405
  35 (age 70) .....      118,545             0      100,000      287,056          0     42,426     247,462
  40 (age 75) .....      158,550             0      100,000      422,933          0     43,777     395,265

     (1) Assumes that a premium of $1,250 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     MALE ISSUE AGE 35                  FACE AMOUNT PLUS PLAN
     STANDARD NON-SMOKER                         FACE AMOUNT $100,000

                  USING OUR CURRENT COST OF INSURANCE CHARGES



                                           DEATH BENEFIT                    ACCOUNT BALANCE
                                ----------------------------------- -------------------------------
                                       ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
                    PREMIUMS          GROSS ANNUAL INVESTMENT           GROSS ANNUAL INVESTMENT
     END OF       ACCUMULATED                RETURN OF                         RETURN OF
     POLICY      AT 5% INTEREST ----------------------------------- -------------------------------
      YEAR        PER YEAR(1)        0%          6%         12%         0%        6%         12%
--------------- --------------- ----------- ----------- ----------- --------- ---------- ----------

  1 ...........     $  2,205     $101,864    $101,983    $102,102    $ 1,864   $  1,983   $  2,102
  2 ...........        4,520      103,690     104,045     104,415      3,690      4,045      4,415
  3 ...........        6,951      105,471     106,181     106,950      5,471      6,181      6,950
  4 ...........        9,504      107,207     108,394     109,731      7,207      8,394      9,731
  5 ...........       12,184      108,900     110,688     112,783      8,900     10,688     12,783
  6 ...........       14,998      110,551     113,064     116,132     10,551     13,064     16,132
  7 ...........       17,953      112,159     115,528     119,810     12,159     15,528     19,810
  8 ...........       21,056      113,726     118,083     123,849     13,726     18,083     23,849
  9 ...........       24,314      115,253     120,732     128,287     15,253     20,732     28,287
  10 ..........       27,734      116,728     123,467     133,151     16,728     23,467     33,151
  11 ..........       31,326      118,129     126,268     138,460     18,129     26,268     38,460
  12 ..........       35,097      119,481     129,161     144,285     19,481     29,161     44,285
  13 ..........       39,057      120,784     132,151     150,676     20,784     32,151     50,676
  14 ..........       43,215      122,028     135,228     157,681     22,028     35,228     57,681
  15 ..........       47,581      123,225     138,410     165,373     23,225     38,410     65,373
  16 ..........       52,165      124,366     141,688     173,811     24,366     41,688     73,811
  17 ..........       56,978      125,425     145,042     183,044     25,425     45,042     83,044
  18 ..........       62,032      126,430     148,499     193,179     26,430     48,499     93,179
  19 ..........       67,339      127,405     152,088     204,333     27,405     52,088    104,333
  20 ..........       72,910      128,350     155,815     216,610     28,350     55,815    116,610
  30 (age 65) .      146,498      133,017     198,121     428,328     33,017     98,121    328,328
  35 (age 70) .      199,156      130,359     221,132     634,435     30,359    121,132    534,435
  40 (age 75) .      266,364      122,136     242,710     961,449     22,136    142,710    861,449

     (1) Assumes that a premium of $2,100 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     MALE ISSUE AGE 35                  FACE AMOUNT PLUS PLAN
     STANDARD NON-SMOKER                         FACE AMOUNT $100,000

                USING OUR GUARANTEED COST OF INSURANCE CHARGES



                                                DEATH BENEFIT                      ACCOUNT BALANCE
                                    -------------------------------------- --------------------------------
                                            ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                        PREMIUMS           GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
       END OF         ACCUMULATED                 RETURN OF                           RETURN OF
       POLICY        AT 5% INTEREST -------------------------------------- --------------------------------
        YEAR          PER YEAR(1)        0%           6%           12%         0%         6%         12%
------------------- --------------- ------------ ------------ ------------ ---------- ---------- ----------

  1 ...............     $  2,205     $ 101,823    $ 101,941    $ 102,059    $ 1,823    $ 1,941    $  2,059
  2 ...............        4,520       103,581      103,928      104,290      3,581      3,928       4,290
  3 ...............        6,951       105,262      105,949      106,692      5,262      5,949       6,692
  4 ...............        9,504       106,880      108,015      109,294      6,880      8,015       9,294
  5 ...............       12,184       108,424      110,117      112,101      8,424     10,117      12,101
  6 ...............       14,998       109,899      112,258      115,156      9,899     12,258      15,156
  7 ...............       17,953       111,304      114,456      118,489     11,304     14,456      18,489
  8 ...............       21,056       112,641      116,704      122,116     12,641     16,704      22,116
  9 ...............       24,314       113,914      119,004      126,064     13,914     19,004      26,064
  10 ..............       27,734       115,136      121,370      130,380     15,136     21,370      30,380
  11 ..............       31,326       116,298      123,792      135,086     16,298     23,792      35,086
  12 ..............       35,097       117,389      126,260      140,209     17,389     26,260      40,209
  13 ..............       39,057       118,421      128,788      145,803     18,421     28,788      45,803
  14 ..............       43,215       119,384      131,367      151,901     19,384     31,367      51,901
  15 ..............       47,581       120,280      133,998      158,555     20,280     33,998      58,555
  16 ..............       52,165       121,110      136,683      165,818     21,110     36,683      65,818
  17 ..............       56,978       121,863      139,413      173,740     21,863     39,413      73,740
  18 ..............       62,032       122,530      142,176      182,373     22,530     42,176      82,373
  19 ..............       67,339       123,100      144,963      191,774     23,100     44,963      91,774
  20 ..............       72,910       123,575      147,773      202,021     23,575     47,773     102,021
  30 (age 65) .....      146,498       121,519      175,054      371,522     21,519     75,054     271,522
  35 (age 70) .....      199,156       113,483      184,640      529,050     13,483     84,640     429,050
  40 (age 75) .....      266,364             0      186,052      770,228          0     86,052     670,228

     (1) Assumes that a premium of $2,100 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                          WITH PAYROLL DEDUCTION RIDER

     MALE/FEMALE ISSUE AGE 35           FACE AMOUNT PLUS PLAN
     STANDARD NON-SMOKER                         FACE AMOUNT $100,000

                  USING OUR CURRENT COST OF INSURANCE CHARGES



                                            DEATH BENEFIT                      ACCOUNT BALANCE
                                -------------------------------------- --------------------------------
                                        ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                    PREMIUMS           GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
     END OF       ACCUMULATED                 RETURN OF                           RETURN OF
     POLICY      AT 5% INTEREST -------------------------------------- --------------------------------
      YEAR        PER YEAR(1)        0%           6%           12%         0%         6%         12%
--------------- --------------- ------------ ------------ ------------ ---------- ---------- ----------

  1 ...........     $  2,100     $ 101,778    $ 101,892    $ 102,005    $ 1,778    $  1,892   $  2,005
  2 ...........        4,305       103,520      103,859      104,211      3,520       3,859      4,211
  3 ...........        6,620       105,230      105,907      106,641      5,230       5,907      6,641
  4 ...........        9,051       106,896      108,029      109,305      6,896       8,029      9,305
  5 ...........       11,604       108,520      110,228      112,229      8,520      10,228     12,229
  6 ...........       14,284       110,103      112,506      115,437     10,103      12,506     15,437
  7 ...........       17,098       111,645      114,866      118,959     11,645      14,866     18,959
  8 ...........       20,053       113,147      117,314      122,827     13,147      17,314     22,827
  9 ...........       23,156       114,610      119,851      127,076     14,610      19,851     27,076
  10 ..........       26,414       116,023      122,470      131,732     16,023      22,470     31,732
  11 ..........       29,834       117,374      125,162      136,824     17,374      25,162     36,824
  12 ..........       33,426       118,677      127,941      142,410     18,677      27,941     42,410
  13 ..........       37,197       119,932      130,812      148,538     19,932      30,812     48,538
  14 ..........       41,157       121,129      133,767      155,253     21,129      33,767     55,253
  15 ..........       45,315       122,292      136,832      162,638     22,292      36,832     62,638
  16 ..........       49,681       123,399      139,989      170,738     23,399      39,989     70,738
  17 ..........       54,265       124,425      143,217      179,599     24,425      43,217     79,599
  18 ..........       59,078       125,410      146,555      189,336     25,410      46,555     89,336
  19 ..........       64,132       126,364      150,020      200,052     26,364      50,020    100,052
  20 ..........       69,439       127,290      153,618      211,846     27,290      53,618    111,846
  30 (age 65) .      139,522       132,140      194,730      415,547     32,140      94,730    315,547
  35 (age 70) .      189,673       130,051      217,517      614,286     30,051     117,517    514,286
  40 (age 75) .      253,680       122,911      239,468      930,082     22,911     139,468    830,082

     (1) Assumes that a premium of $2,000 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                         WITH PAYROLL DEDUCTION RIDER

     MALE/FEMALE ISSUE AGE 35           FACE AMOUNT PLUS PLAN
     STANDARD NON-SMOKER                  FACE AMOUNT $100,000

                USING OUR GUARANTEED COST OF INSURANCE CHARGES



                                                DEATH BENEFIT                      ACCOUNT BALANCE
                                    -------------------------------------- --------------------------------
                                            ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                        PREMIUMS           GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
       END OF         ACCUMULATED                 RETURN OF                           RETURN OF
       POLICY        AT 5% INTEREST -------------------------------------- --------------------------------
        YEAR          PER YEAR(1)        0%           6%           12%         0%         6%         12%
------------------- --------------- ------------ ------------ ------------ ---------- ---------- ----------

  1 ...............     $  2,100     $ 101,727    $ 101,838    $ 101,950    $ 1,727    $ 1,838    $  1,950
  2 ...............        4,305       103,390      103,719      104,062      3,390      3,719       4,062
  3 ...............        6,620       104,992      105,643      106,348      4,992      5,643       6,348
  4 ...............        9,051       106,520      107,597      108,811      6,520      7,597       8,811
  5 ...............       11,604       107,979      109,584      111,466      7,979      9,584      11,466
  6 ...............       14,284       109,370      111,604      114,349      9,370     11,604      14,349
  7 ...............       17,098       110,695      113,674      117,492     10,695     13,674      17,492
  8 ...............       20,053       111,958      115,800      120,922     11,958     15,800      20,922
  9 ...............       23,156       113,159      117,972      124,655     13,159     17,972      24,655
  10 ..............       26,414       114,311      120,206      128,733     14,311     20,206      28,733
  11 ..............       29,834       115,404      122,490      133,178     15,404     22,490      33,178
  12 ..............       33,426       116,439      124,828      138,027     16,439     24,828      38,027
  13 ..............       37,197       117,416      127,220      143,320     17,416     27,220      43,320
  14 ..............       41,157       118,326      129,658      149,087     18,326     29,658      49,087
  15 ..............       45,315       119,170      132,142      155,376     19,170     32,142      55,376
  16 ..............       49,681       119,949      134,675      162,240     19,949     34,675      62,240
  17 ..............       54,265       120,652      137,247      169,722     20,652     37,247      69,722
  18 ..............       59,078       121,281      139,858      177,883     21,281     39,858      77,883
  19 ..............       64,132       121,826      142,498      186,780     21,826     42,498      86,780
  20 ..............       69,439       122,277      145,156      196,471     22,277     45,156      96,471
  30 (age 65) .....      139,522       120,790      171,513      357,468     20,790     71,513     257,468
  35 (age 70) .....      189,673       113,728      181,360      507,628     13,728     81,360     407,628
  40 (age 75) .....      253,680             0      184,210      738,267          0     84,210     638,267

     (1) Assumes that a premium of $2,000 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     MALE ISSUE AGE 45                            FACE AMOUNT PLAN
     STANDARD NON-SMOKER                  FACE AMOUNT $500,000

                  USING OUR CURRENT COST OF INSURANCE CHARGES



                                              DEATH BENEFIT                      ACCOUNT BALANCE
                                   ------------------------------------ ----------------------------------
                                          ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                       PREMIUMS          GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
      END OF         ACCUMULATED                RETURN OF                           RETURN OF
      POLICY        AT 5% INTEREST ------------------------------------ ----------------------------------
       YEAR          PER YEAR(1)        0%          6%          12%         0%         6%          12%
------------------ --------------- ----------- ----------- ------------ ---------- ---------- ------------

  1 ..............     $ 10,763     $500,000    $500,000    $  500,000   $  8,699   $  9,270   $    9,842
  2 ..............       22,063      500,000     500,000       500,000     17,146     18,834       20,592
  3 ..............       33,929      500,000     500,000       500,000     25,408     28,769       32,412
  4 ..............       46,388      500,000     500,000       500,000     33,378     38,981       45,302
  5 ..............       59,470      500,000     500,000       500,000     41,122     49,547       59,441
  6 ..............       73,206      500,000     500,000       500,000     48,645     60,487       74,969
  7 ..............       87,628      500,000     500,000       500,000     55,850     71,717       91,937
  8 ..............      102,772      500,000     500,000       500,000     62,799     83,315      110,564
  9 ..............      118,673      500,000     500,000       500,000     69,654     95,456      131,187
  10 .............      135,370      500,000     500,000       500,000     76,367    108,117      153,973
  11 .............      152,901      500,000     500,000       500,000     82,841    121,231      179,077
  12 .............      171,308      500,000     500,000       500,000     88,987    134,739      206,691
  13 .............      190,636      500,000     500,000       500,000     94,864    148,720      237,155
  14 .............      210,930      500,000     500,000       500,000    100,433    163,170      270,780
  15 .............      232,239      500,000     500,000       500,000    105,659    178,088      307,928
  16 .............      254,614      500,000     500,000       500,000    110,551    193,519      349,045
  17 .............      278,107      500,000     500,000       505,088    115,029    209,441      394,600
  18 .............      302,775      500,000     500,000       560,520    119,151    225,944      444,857
  19 .............      328,676      500,000     500,000       620,090    122,880    243,054      500,073
  20 (age 65) ....      355,872      500,000     500,000       684,083    126,140    260,779      560,724
  25 (age 70) ....      513,663      500,000     500,000     1,120,079    134,731    361,091      965,585
  30 (age 75) ....      715,048      500,000     524,564     1,727,453    125,019    490,246    1,614,442

     (1) Assumes that a premium of $10,250 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     MALE ISSUE AGE 45                            FACE AMOUNT PLAN
     STANDARD NON-SMOKER                  FACE AMOUNT $500,000

                USING OUR GUARANTEED COST OF INSURANCE CHARGES



                                              DEATH BENEFIT                       ACCOUNT BALANCE
                                  -------------------------------------- ----------------------------------
                                          ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                      PREMIUMS           GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
      END OF        ACCUMULATED                 RETURN OF                            RETURN OF
      POLICY       AT 5% INTEREST -------------------------------------- ----------------------------------
       YEAR         PER YEAR(1)        0%           6%           12%         0%         6%          12%
----------------- --------------- ------------ ------------ ------------ ---------- ---------- ------------

  1 .............     $ 10,763     $ 500,000    $ 500,000    $  500,000   $ 7,676    $  8,212   $    8,749
  2 .............       22,063       500,000      500,000       500,000    14,967      16,520       18,141
  3 .............       33,929       500,000      500,000       500,000    21,971      25,022       28,336
  4 .............       46,388       500,000      500,000       500,000    28,644      33,677       39,371
  5 .............       59,470       500,000      500,000       500,000    34,998      42,501       51,346
  6 .............       73,206       500,000      500,000       500,000    41,042      51,511       64,373
  7 .............       87,628       500,000      500,000       500,000    46,733      60,669       78,525
  8 .............      102,772       500,000      500,000       500,000    52,030      69,942       93,888
  9 .............      118,673       500,000      500,000       500,000    56,892      79,297      110,567
  10 ............      135,370       500,000      500,000       500,000    61,332      88,752      128,734
  11 ............      152,901       500,000      500,000       500,000    65,311      98,282      148,542
  12 ............      171,308       500,000      500,000       500,000    68,790     107,858      170,170
  13 ............      190,636       500,000      500,000       500,000    71,832     117,551      193,913
  14 ............      210,930       500,000      500,000       500,000    74,344     127,298      219,984
  15 ............      232,239       500,000      500,000       500,000    76,336     137,122      248,719
  16 ............      254,614       500,000      500,000       500,000    77,716     146,965      280,440
  17 ............      278,107       500,000      500,000       500,000    78,440     156,814      315,571
  18 ............      302,775       500,000      500,000       500,000    78,461     166,661      354,616
  19 ............      328,676       500,000      500,000       500,000    77,630     176,418      398,144
  20 (age 65) ...      355,872       500,000      500,000       544,615    75,892     186,081      446,406
  25 (age 70) ...      513,663       500,000      500,000       885,386    50,332     232,518      763,264
  30 (age 75) ...      715,048             0      500,000     1,347,941         0     271,628    1,259,758

     (1) Assumes that a premium of $10,250 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     MALE ISSUE AGE 45                  FACE AMOUNT PLUS PLAN
     STANDARD NON-SMOKER                  FACE AMOUNT $500,000

                  USING OUR CURRENT COST OF INSURANCE CHARGES



                                               DEATH BENEFIT                        ACCOUNT BALANCE
                                   -------------------------------------- ------------------------------------
                                           ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                       PREMIUMS           GROSS ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
      END OF         ACCUMULATED                 RETURN OF                             RETURN OF
      POLICY        AT 5% INTEREST -------------------------------------- ------------------------------------
       YEAR          PER YEAR(1)        0%           6%           12%          0%          6%          12%
------------------ --------------- ------------ ------------ ------------ ----------- ----------- ------------

  1 ..............    $   16,380    $ 513,926    $  514,816   $  515,708   $ 13,926    $ 14,816    $   15,708
  2 ..............        33,579      527,480       530,130      532,888     27,480      30,130        32,888
  3 ..............        51,638      540,727       546,021      551,754     40,727      46,021        51,754
  4 ..............        70,600      553,556       562,394      572,351     53,556      62,394        72,351
  5 ..............        90,510      566,032       579,327      594,918     66,032      79,327        94,918
  6 ..............       111,415      578,162       596,846      619,656     78,162      96,846       119,656
  7 ..............       133,366      589,833       614,852      646,659     89,833     114,852       146,659
  8 ..............       156,414      601,114       633,426      676,221    101,114     133,426       176,221
  9 ..............       180,615      612,190       652,777      708,793    112,190     152,777       208,793
  10 .............       206,026      623,005       672,875      744,617    123,005     172,875       244,617
  11 .............       232,707      633,445       693,630      783,899    133,445     193,630       283,899
  12 .............       260,723      643,397       714,945      826,863    143,397     214,945       326,863
  13 .............       290,139      652,931       736,905      873,947    152,931     236,905       373,947
  14 .............       321,026      661,995       759,477      925,509    161,995     259,477       425,509
  15 .............       353,457      670,537       782,625      981,940    170,537     282,625       481,940
  16 .............       387,510      678,567       806,371    1,043,736    178,567     306,371       543,736
  17 .............       423,265      685,975       830,620    1,111,317    185,975     330,620       611,317
  18 .............       460,808      692,833       855,453    1,185,335    192,833     355,453       685,335
  19 .............       500,229      699,091       880,833    1,266,381    199,091     380,833       766,381
  20 (age 65) ....       541,620      704,641       906,660    1,355,046    204,641     406,660       855,046
  25 (age 70) ....       781,770      720,928     1,041,790    1,941,199    220,928     541,790     1,441,199
  30 (age 75) ....     1,088,268      711,801     1,180,062    2,861,313    211,801     680,062     2,361,313

     (1) Assumes that a premium of $15,600 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     MALE ISSUE AGE 45                  FACE AMOUNT PLUS PLAN
     STANDARD NON-SMOKER                  FACE AMOUNT $500,000

                USING OUR GUARANTEED COST OF INSURANCE CHARGES



                                               DEATH BENEFIT                        ACCOUNT BALANCE
                                   -------------------------------------- ------------------------------------
                                           ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                       PREMIUMS           GROSS ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
      END OF         ACCUMULATED                 RETURN OF                             RETURN OF
      POLICY        AT 5% INTEREST -------------------------------------- ------------------------------------
       YEAR          PER YEAR(1)        0%           6%           12%          0%          6%          12%
------------------ --------------- ------------ ------------ ------------ ----------- ----------- ------------

  1 ..............    $   16,380    $ 512,845    $ 513,701    $  514,559   $ 12,845    $ 13,701    $   14,559
  2 ..............        33,579      525,186      527,695       530,310     25,186      27,695        30,310
  3 ..............        51,638      537,094      542,056       547,437     37,094      42,056        47,437
  4 ..............        70,600      548,519      556,736       566,011     48,519      56,736        66,011
  5 ..............        90,510      559,469      571,748       586,176     59,469      71,748        86,176
  6 ..............       111,415      569,956      587,104       608,092     69,956      87,104       108,092
  7 ..............       133,366      579,929      602,758       631,868     79,929     102,758       131,868
  8 ..............       156,414      589,339      618,659       657,626     89,339     118,659       157,626
  9 ..............       180,615      598,140      634,756       685,499     98,140     134,756       185,499
  10 .............       206,026      606,343      651,058       715,698    106,343     151,058       215,698
  11 .............       232,707      613,901      667,509       748,390    113,901     167,509       248,390
  12 .............       260,723      620,769      684,056       783,760    120,769     184,056       283,760
  13 .............       290,139      627,021      700,763       822,136    127,021     200,763       322,136
  14 .............       321,026      632,549      717,513       863,692    132,549     217,513       363,692
  15 .............       353,457      637,370      734,310       908,742    137,370     234,310       408,742
  16 .............       387,510      641,380      751,031       957,507    141,380     251,031       457,507
  17 .............       423,265      644,535      767,613     1,010,294    144,535     267,613       510,294
  18 .............       460,808      646,794      783,988     1,067,438    146,794     283,988       567,438
  19 .............       500,229      647,998      799,966     1,129,182    147,998     299,966       629,182
  20 (age 65) ....       541,620      648,109      815,469     1,195,920    148,109     315,469       695,920
  25 (age 70) ....       781,770      630,139      882,002     1,620,240    130,139     382,002     1,120,240
  30 (age 75) ....     1,088,268      569,517      911,628     2,242,856     69,517     411,628     1,742,856

     (1) Assumes that a premium of $15,600 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

  o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

  o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

  o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                              FINANCIAL STATEMENTS


  Below are financial statements for the Separate Account and for American Life for the year ended
  December 31, 1998.

  The Separate Account commenced operations on December 21, 1994, which was the date premiums under the Policies were first allocated to any Separate Account Fund.

  You should consider the financial statements of American Life as bearing upon the ability of American Life to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds.



  THE AMERICAN SEPARATE ACCOUNT NO. 3
                                                   PAGE
                                                   --
   Statement of Assets and Liabilities              50
   Statement of Operations
   Statements of Changes in Net Assets
   Notes to Financial Statements
   Report of Independent Public Accountants


  THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                                   PAGE
                                                   --
   Report of Independent Public Accountants
   Statements of Financial Condition
   Statements of Operations and Surplus
   Statements of Cash Flows
   Notes to Financial Statements


                  [To be provided by Post-Effective Amendment]

                           PART II. OTHER INFORMATION


                       CONTENTS OF REGISTRATION STATEMENT

     This registration statement comprises the following papers and documents:

     The facing sheet;

     The prospectus, consisting of 48 pages;

     The undertaking required by Section 15(d) of the Securities Exchange Act of 1934 -- included in Registration Statement and Pre-Effective Amendment No. 1.;

     The undertaking pursuant to Rule 484 -- included in Registration Statement and Pre-Effective Amendment No. 1.;

     The representations pursuant to Rule 6e-3(T) -- included in Registration Statement and Pre-Effective Amendment No. 1.;

     The representation as to reasonableness of fees and charges deducted under the Policies was included in Post-Effective Amendment No. 3 and is incorporated herein by reference.

     The signatures;

     Written consents of the following persons:

      Jones & Blouch L.L.P.

     The following exhibits are filed as part of this Registration statement:



     6     Opinion and consent of Joseph A. Gross, Vice President and Actuary of American Life. [To be filed by Post-Effective Amendment]
    10     Consent of Arthur Andersen LLP [To be filed by Post-Effective Amendment]
    11     Consent of Jones & Blouch L.L.P.
    12*    Powers of Attorney of Jeremy J. Brown, John R. Greed, Diane M. Aramony, Amir Lear and
           Robert W. Ruane.

---------
* Powers of Attorney of Messrs. Altstadt, Burns, Ciecka, Conway, DeMilt, Gilliam, Herman and Lichtenstein are set forth on the signature pages of the Registration Statement filed on February 14, 1994.

* Power of Attorney of Mr. Moran is set forth on the signature pages of the Pre-Effective Amendment No. 1 to Registration Statement filed on April 29, 1994.

* Power of Attorney of Mr. Curiale was filed with Post-Effective Amendment No. 4 on April 24, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, the State of New York, the 1st day of March, 1999.

                                        THE AMERICAN LIFE SEPARATE ACCOUNT NO.
3
                                              (Registrant)

                                        THE AMERICAN LIFE INSURANCE COMPANY OF
                                        NEW YORK
                                               (Depositor)


                                        By: /s/              MANFRED ALTSTADT
                                          -------------------------------------

                                MANFRED ALTSTADT

                        SENIOR EXECUTIVE VICE PRESIDENT
                          AND CHIEF FINANCIAL OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities indicated on March 1, 1999.



               SIGNATURE                                      TITLE
---------------------------------------   ---------------------------------------------
                                       *  Chairman and Chief Executive Officer;
--------------------------------------
  THOMAS J. MORAN                         Director
/s/  MANFRED ALTSTADT                     Senior Executive Vice President &
--------------------------------------
  MANFRED ALTSTADT                        Chief Financial Officer; Director
 *                                       Senior Vice President & Corporate Secretary;
--------------------------------------
  DIANE M. ARAMONY                        Director
 *                                       Executive Vice President and Chief Actuary;
--------------------------------------
  JEREMY J. BROWN                         Director
 *                                       Senior Executive Vice President &
--------------------------------------
  PATRICK A. BURNS                        General Counsel; Director
 *                                       Director
--------------------------------------
              RICHARD J. CIECKA
 *                                       Executive Vice President;
--------------------------------------
  WILLIAM S. CONWAY                       Director
 *                                       Senior Executive Vice President;
--------------------------------------
  SALVATORE R. CURIALE                    Director
 *                                       Executive Vice President;
--------------------------------------
  WILLIAM A. DEMILT                       Director
 *                                       Executive Vice President;
--------------------------------------
  THOMAS E. GILLIAM                       Director

               SIGNATURE                                  TITLE
---------------------------------------   -------------------------------------
 *                                        Senior Vice President & Treasurer;
--------------------------------------
               JOHN R. GREED              Director
 *                                        Vice Chairman of the Board;
--------------------------------------
            THEODORE L. HERMAN            Director
 *                                        Senior Vice President; Director
--------------------------------------
                 AMIR LEAR
 *                                        President & Chief Operating Officer;
--------------------------------------
            HOWARD LICHTENSTEIN           Director
 *                                        Senior Vice President; Director
--------------------------------------
              ROBERT W. RUANE
 *By /s/    MANFRED ALTSTADT
   ----------------------------------
                      MANFRED ALTSTADT
                      ATTORNEY-IN-FACT

                                 EXHIBIT INDEX




   NUMBER                                                                                              PAGE
-----------                                                                                           -----
 99.11        Consent of Jones & Blouch L.L.P. ....................................................
 99.12        Powers of Attorney of Jeremy J. Brown, John R. Greed, Diane M. Aramony, Amir Lear and
              Robert W. Ruane .....................................................................